UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 23, 2024 (October 21, 2024)

Investcorp AI Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41383	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Century Yard, Cricket Square Elgin Avenue P.O. Box 1111, George Town Grand Cayman, Cayman Islands	KYI-1102
(Address of principal executive offices)	(Zip Code)

+1 (302) 738-7210

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	IVCAU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	IVCA	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	IVCAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Business Combination Agreement and Scheme Implementation Deed

On October 21, 2024, Investcorp AI Acquisition Corp. (f/k/a Investcorp India Acquisition Corp), a Cayman Islands exempted company (the “SPAC”), Bigtincan Holdings Limited, an Australian public company listed on the Australian Securities Exchange (the “ASX”) with Australian Company Number (ACN) 154 944 797 (the “Company”), Bigtincan Limited, a Cayman Islands exempted company (“Pubco”), and BTH Merger Sub Limited, a Cayman Islands exempted company and a direct, wholly owned subsidiary of Pubco (“Merger Sub” and together with SPAC, the Company and Pubco, collectively, the “Parties” and each, a “Party”), entered into a (a) business combination agreement (the “Business Combination Agreement”) and (b) scheme implementation deed (the “Scheme Implementation Deed”). Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Business Combination Agreement and Scheme Implementation Deed.

Entry into the Business Combination Agreement and the Scheme Implementation Deed, and the respective transactions contemplated thereby (the “Transactions”), were unanimously approved by the respective boards of directors of each of the SPAC, the Company, Pubco and Merger Sub.

The Business Combination Agreement provides that, among other things, (a) upon the terms and subject to the conditions set forth in the Business Combination Agreement and the Plan of Merger, and in accordance with the Companies Act (Revised) of the Cayman Islands (the “Cayman Companies Act”), SPAC will merge with and into Merger Sub (the “SPAC Merger”), and at the effective time of the SPAC Merger (the “SPAC Merger Effective Time”), the separate corporate existence of SPAC will cease and Merger Sub will continue as the surviving company of the SPAC Merger (the “Surviving Corporation”), and (b) upon the terms and subject to the conditions set forth in the Scheme Implementation Deed, the Company will be acquired by Pubco (the “Scheme Acquisition”), and upon the implementation of the Scheme Acquisition, the issued and outstanding Equity Securities of the Company will be exchanged for Equity Securities of Pubco, or if a valid Cash Election (as defined below) has been made by a Company Shareholder, such portion of cash payable in respect thereof, in each case, by means of the implementation of a scheme of arrangement under Part 5.1 of the Corporations Act 2001 (Cth) of Australia (the “Corporations Act” and such scheme, the “Scheme”).

SPAC Merger

In accordance with the terms and subject to the conditions set forth in the Business Combination Agreement, at the SPAC Merger Effective Time and by virtue of the SPAC Merger and without any action on the part of any Party or the holder of any of their securities, (a) each unit of SPAC (the “SPAC Units”) issued in connection with the initial public offering of SPAC (the “SPAC IPO”) that is outstanding immediately prior to the SPAC Merger Effective Time will automatically be separated, and the holder thereof shall be deemed to hold one validly issued, fully paid, and nonassessable Class A Ordinary Share of SPAC, par value $0.0001 per share (a “SPAC Class A Ordinary Share”), and one-half of one SPAC redeemable warrant to purchase one SPAC Class A Ordinary Share at an exercise price of $11.50 per share issued as a component of SPAC

Units in the SPAC IPO (a “SPAC Public Warrant”), (b) immediately following the separation of the SPAC Units, each Class B Ordinary Share of SPAC, par value $0.0001 per share (a “SPAC Class B Ordinary Share,” and together with the SPAC Class A Ordinary Shares, the “SPAC Shares”) that is issued and outstanding immediately prior to the SPAC Merger Effective Time will automatically be converted into one validly issued, fully paid, and nonassessable SPAC Class A Ordinary Share, (c) immediately following the separation of the SPAC Units and the conversion of the SPAC Class B Ordinary Shares, each SPAC Class A Ordinary Share that is issued and outstanding immediately prior to the SPAC Merger Effective Time (other than any Cancelled SPAC Shares, SPAC Shares redeemed pursuant to the SPAC Share Redemption or Dissenting SPAC Shares) shall no longer be outstanding and will automatically be converted into one validly issued, fully paid, and nonassessable ordinary share of Pubco, par value $0.0001 per share (a “Pubco Ordinary Share”), (d) immediately following the separation of the SPAC Units and the conversion of the SPAC Class B Ordinary Shares, each SPAC Public Warrant and each redeemable warrant to purchase one SPAC Class A Ordinary Share at an exercise price of $11.50 per share sold in a private placement consummated contemporaneously with the SPAC IPO (the “SPAC Private Warrants,” and together with the SPAC Public Warrants, the “SPAC Warrants”) that remains outstanding and unexercised immediately prior to the SPAC Merger Effective Time will automatically be converted into a warrant to purchase a number of Pubco Ordinary Shares (a “Pubco Warrant”) determined in accordance with the terms of such SPAC Warrant and the terms of the warrant assignment, assumption, and amendment agreement (the “Warrant Assignment, Assumption, and Amendment Agreement”) to be entered into at the SPAC Merger Effective Time by and among Pubco, SPAC and Continental Stock Transfer & Trust Company (the “Warrant Agent”).

Scheme Acquisition

In accordance with the terms and subject to the conditions set forth in the Scheme Implementation Deed, upon the implementation of the Scheme Acquisition, (a) all of the Company’s ordinary shares (the “Company Ordinary Shares”) will be transferred to Pubco, and (b) each Company Shareholder will be entitled to receive, in exchange for every 30.97 Company Ordinary Shares held by such Company Shareholder as of 5:00 p.m. on the third Business Day (or such other Business Day as the Parties agree in writing) following the date on which the Scheme becomes effective (the “Scheme Effective Date”), 1 Pubco Ordinary Share, or, if a Cash Election Facility (as defined below) is made available by Pubco and such Company Shareholder has completed a Cash Election Form (as defined below), US$0.16145 in cash per Company Ordinary Share.

If Pubco raises an aggregate amount of cash of at least US$15,000,000 that is able to be drawn by Pubco no later than the Business Day before the Implementation Date (as defined in the Scheme Implementation Deed) (the “Minimum Cash Pool Amount”), Pubco will provide the Company and SPAC with written notice stating the aggregate amount raised under such funding arrangements entered into by Pubco as of such date (a “Cash Election Facility Trigger Notice”). In the event that Pubco provides the Company and SPAC with a Cash Election Facility Trigger Notice, the Company and SPAC will mutually agree on the amount of cash to be utilized by Pubco to satisfy Cash Elections (defined below) from Company Shareholders (such amount of cash, the “Cash Pool Amount”), which will be announced publicly to Company Shareholders no later than 10 Business Days prior to the the meeting of the Company Shareholders to approve the Scheme (the “Scheme Meeting”).

Following the announcement of the Cash Pool Amount and the availability of a cash election facility (the “Cash Election Facility”), Company Shareholders (other than Company Shareholders to whom the payment of cash consideration under the Scheme is prevented or prohibited by any applicable law, including any order, direction, or notice made or given by a court of competent jurisdiction) may make a valid cash election (a “Cash Election”) to receive US$0.16145 for each of their Company Ordinary Shares by (i) completing a cash election form in the form accompanying the Scheme Booklet (as defined in the Scheme Implementation Deed) (the “Cash Election Form”) and (ii) returning the completed Cash Election Form so that it is received in accordance with such instructions by no later than 5:00 p.m. on the Business Day following the Scheme Effective Date, subject to such Company Shareholder not having given notice in accordance with such instructions prior to the Scheme Record Date (as defined in the Scheme Implementation Deed) that it is withdrawing such Cash Election. Any Cash Election which is made by a Company Shareholder will be deemed to apply to all of their Company Ordinary Shares.

If the valid Cash Elections made by Company Shareholders are such that the aggregate amount of cash consideration that would be required to be paid by Pubco would exceed the Cash Pool Amount, the aggregate cash consideration to which a Company Shareholder who has made a valid Cash Election would be entitled under the Scheme Implementation Deed will be: (1) if the relevant Company Shareholder was a Company Shareholder as of 12:01 a.m. on the date of the Scheme Implementation Deed, (A) US$0.16145 cash per Company Ordinary Share for their first 5,000 Company Ordinary Shares (or where that Company Shareholder holds less than 5,000 Company Ordinary Shares, US$0.16145 cash per Company Ordinary Share for the number of Company Ordinary Shares held by such Company Shareholder), provided that, if the aggregate cash consideration that is payable to all Company Shareholders would still exceed the Cash Pool Amount, the 5,000 number will be reduced to the extent required for such total to equal to the Cash Pool Amount, (B) an amount of cash (which shall not be less than zero) determined in accordance with the following formula: (A-B) multiplied by (C / D), where A is the Cash Pool Amount, B is the aggregate amounts payable to all relevant Company Shareholders pursuant to the Scheme Implementation Deed, C is the number of Company Ordinary Shares held by the relevant Company Shareholder and D is the aggregate number of Company Ordinary Shares held by all relevant Company Shareholders or (2) if the relevant Company Shareholder was not a Company Shareholder as of 12:01 a.m. on the date of the Scheme Implementation Deed, an amount of cash (which shall not be less than zero) determined in accordance with the following formula: (A-B) multiplied by (C/D), where A is the Cash Pool Amount, B is the aggregate amounts payable to all relevant Company Shareholders pursuant to the Scheme Implementation Deed, C is the number of Company Ordinary Shares held by the relevant Company Shareholder and D is the aggregate number of Company Ordinary Shares held by all relevant Company Shareholders.

Following the implementation of the Scheme Acquisition, the Company will be delisted from the ASX.

Governance

At the SPAC Merger Effective Time, the directors of Pubco as of immediately prior to the SPAC Merger Effective Time will resign, and, subject to the Pubco amended and restated memorandum and articles of association to become effective at the SPAC Merger Effective Time (the “Pubco A&R Articles”), the board of directors of Pubco (the “Pubco Board”) will initially consist of six (6) directors, of whom (A) one (1) will be designated by SPAC who shall be reasonably acceptable to the Company and who meets the independence standards of Nasdaq and (B) five (5) will be designated by the Company (including the chair of the Pubco Board), at least three (3) of whom will meet the independence standards of Nasdaq. Each director selected to serve on the Pubco Board following the SPAC Merger Effective Time will hold office in accordance with the Pubco A&R Articles until his or her respective successor is duly elected or appointed and qualified or his or her earlier death, resignation, or removal.

Additionally, so long as ICE I Holdings Pte. Ltd., a Singapore corporation (“Sponsor”) owns beneficially and of record at least sixty percent (60%) of the Pubco Ordinary Shares that it holds as of immediately following the SPAC Merger Effective Time, Sponsor will have the right to designate one (1) individual, who will be a director, officer, or employee of Sponsor or one of its affiliates, to attend and participate in meetings of the Pubco Board from and after Closing (as defined below) in a non-voting observer capacity (the “Sponsor Board Observer”), subject to the terms and conditions set forth in the Business Combination Agreement.

Furthermore, at the SPAC Merger Effective Time, the officers of Pubco as of immediately prior to the SPAC Merger Effective Time will resign, and, with effect from and after the SPAC Merger Effective Time and subject to the Pubco A&R Articles, new officers will be appointed for Pubco as set forth in the Business Combination Agreement (together, the “Post-Closing Pubco Officers”), who will hold office in accordance with the Pubco A&R Articles until his or her respective successor is duly appointed and qualified or his or her earlier death, resignation, or removal.

Representations, Warranties and Covenants

Under the Business Combination Agreement and the Scheme Implementation Deed, the Parties made customary representations and warranties for transactions of this type. The representations and warranties made under the Business Combination Agreement and the Scheme Implementation Deed will terminate and expire upon the closing of the Transactions. The representations and warranties made under the Business Combination Agreement and the Scheme Implementation Deed are solely for the benefit of the Parties.

In addition, the Parties agreed to be bound by certain covenants set forth in the Business Combination Agreement and the Scheme Implementation Deed, including, among other things, covenants related to the following: (a) using reasonable endeavors to take all necessary steps and exercise all rights necessary to implement the Transactions; (b) the preparation and filing of a proxy/registration statement on Form F-4 (the “Registration Statement”) to be filed by Pubco with the SEC relating to and containing a notice of the SPAC Shareholders Meeting to be held for the purpose of obtaining the SPAC Shareholder Approval in connection with (i) the registration under the Securities Act of the Pubco Ordinary Shares to be issued to (A) SPAC Shareholders in connection with the SPAC Merger and (B) Company Shareholders in connection with the Scheme Acquisition, and (ii) the SPAC Shareholder Proposals; (c) the preparation, approval and registration of the Scheme Booklet and the convening of the Scheme Meeting for purposes of receiving the approval of the Company Shareholders of the Scheme; (d) restrictions on the conduct of SPAC’s, the Company’s, Pubco’s and Merger Sub’s respective businesses prior to the consummation of the Transactions; (e) exclusivity provisions, subject to the ability of the Company to take certain actions in response to a Competing Proposal (as defined in the Scheme Implementation Deed) where the Company’s board of directors has determined in good faith that failing to take such action or refusing to take such action (as the case may be) with respect to such Competing Proposal would, or would be reasonably likely to, be inconsistent with the fiduciary or statutory duties owed by the Company’s board of directors under applicable law, or that it would otherwise be unlawful not to take such action; (f) the adoption by Pubco of an equity incentive plan in form and substance acceptable to the Company; and (g) consummating the PIPE Investment.

Conditions to Each Party’s Obligations

Consummation of the Transactions is subject to certain conditions set forth in the Scheme Implementation Deed, including, among others: (a) receipt by Pubco of written notice by or on behalf of the Treasurer of the Commonwealth of Australia that the Commonwealth Government of Australia does not object to the acquisition by Pubco of the Company Ordinary Shares pursuant to the Scheme, either unconditionally or on terms that SPAC and Pubco consider to be acceptable (acting reasonably), or the expiration of any applicable waiting period under the Foreign Acquisitions and Takeovers Act 1975 (Cth); (b) there being no (i) law, statute, ordinance, regulation, rule, temporary restraining order, preliminary or permanent injunction or other judgment, order or decree or other legal restraint or prohibition issued by any court of competent jurisdiction or government agency or (ii) action or investigation commenced by any government agency of its own volition that remains pending, in each case, which prevents or restricts the Scheme or completion of the Transactions, in effect at 8:00am on the Second Court Date (as defined in the Scheme Implementation Date); (c) approval of the SPAC Shareholder Proposals by the SPAC Shareholders; (d) approval of the Scheme by the Company Shareholders by the requisite majorities; (e) approval of the Scheme by the Supreme Court of New South Wales (or any other court of competent jurisdiction under the Corporations Act as the Parties may agree in writing); (f) the issue of an independent expert’s report (as appointed by the Company) which concludes that the Scheme is in the best interests of the Company Shareholders; (g) Pubco Ordinary Shares to be issued pursuant to the Scheme being approved for listing on Nasdaq, subject only to official notice of issuance; (h) the Registration Statement being declared effective under the Securities Act and not being subject to any stop order that has not been withdrawn or revoked; (i) the accuracy of the representations and warranties of the Parties and the performance by the Parties of, or the compliance by the Parties with, their respective covenants under the Business Combination Agreement and the Scheme Implementation Deed; and (j) the Company Shareholders passing an ordinary resolution proposed at the Company’s 2024 annual general meeting to the effect that the transactions contemplated by the Scheme Implementation Deed be supported (the “Company AGM Resolution”).

Termination

The Business Combination Agreement and the Scheme Implementation Deed may be terminated in writing under certain limited circumstances in accordance with the terms and subject to the conditions set forth therein, including the following:

(a)

by the Company or the SPAC at any time before 8:00 a.m. on the Second Court Date if (i) the SPAC, Pubco or Merger (in the case of a termination by the Company) or the Company (in the case of a termination by the SPAC) has breached any of its obligations under the Scheme Implementation Deed or the Business Combination Agreement which would cause a Condition (as defined in the Scheme Implementation Deed) to not be satisfied or become incapable of being satisfied before the later of (a) the date that is nine months after the date of the Scheme Implementation Deed and (b) such other date and time agreed in writing between SPAC and the Company (the “End Date”), (ii) the Party in breach has failed to remedy such breach within ten business days (or such shorter period ending at 5:00 p.m. on the Business Day before the Second Court Date) after receipt by it of a notice in writing from the Party desiring to terminate setting out details of the relevant circumstances and stating an intention to terminate the Scheme Implementation Deed and (iii) the Party desiring to terminate is not then in breach of the Scheme Implementation Deed or the Business Combination Agreement which would result in, and has not committed a deliberate act or omission which directly and materially contributed to, a Condition not being satisfied or becoming incapable of being satisfied before the time and date specified for its satisfaction (or being satisfied by the End Date, if no such time and date is specified);

(b)

by the Company or the SPAC at any time before 8:00 a.m. on the Second Court Date if the Scheme Effective Date has not occurred, or will not occur, on or before the End Date, provided that such failure of the Scheme Effective Date to occur on or before the End Date is not the result of (i) a breach of the Scheme Implementation Deed or the Business Combination Agreement by the Party desiring to terminate which resulted in, or (ii) a deliberate act or omission of the Party desiring to terminate which directly and materially contributed to, a Condition not being satisfied on or before the End Date;

(c)

by the Company at any time before 8:00 a.m. on the Second Court Date if (i) a majority of the Company’s board of directors (A) fails to recommend the Scheme in the manner described in the Scheme Implementation Deed (the “Company Recommendation”) (including whether or not the Company has used its best endeavors to procure the Company Recommendation), (B) has changed, withdrawn, qualified or modified the Company Recommendation, or (C) subject to certain exceptions, makes a public statement indicating that they no longer recommend the Transactions or recommend a Competing Proposal, or (ii) for any reason and whether or not permitted by the Scheme Implementation Deed, any member of the SPAC Board (A) adversely changes, withdraws, qualifies or modifies its recommendation of the Transactions or (B) makes a public statement indicating that they no longer recommends the Transactions or recommend a Competing Proposal; or

(d)

by the SPAC at any time before 8:00 a.m. on the Second Court Date if (i) for any reason and whether or not permitted by the Scheme Implementation Deed, any member of the Company’s board of directors (A) fails to make the Company Recommendation, (B) has changed, withdrawn, qualified or modified his or her Company Recommendation, or (C) subject to certain exceptions, makes a public statement indicating that he or she no longer recommends the Transactions or recommends a Competing Proposal, or (ii) a member of the BTH Group (as defined in the Scheme Implementation Deed) enters into a definitive written agreement to undertake or implement a Competing Proposal.

The Scheme Implementation Deed may also be terminated if agreed to in writing by the SPAC and the Company.

The Company will be required to pay SPAC a fee in the amount of US$2,750,000 (the “Company Break Fee”), within 10 Business Days after receipt of a written demand from SPAC, if, during the Exclusivity Period (as defined in the Scheme Implementation Deed), (i) any member of the Company Board fails to recommend the Scheme in the manner described in the Scheme Implementation Deed, (ii) any member of the Company Board publicly withdraws or adversely modifies or qualifies their Company Recommendation, (iii) any member of the Company Board makes a public statement (a) supporting, endorsing or recommending any Competing Proposal, (b) to the effect that they no longer support the Scheme, or (c) otherwise indicating that they no longer recommend the Transactions or recommend that Company Shareholders accept or vote in favor of a Competing Proposal of any kind that is announced during the Exclusivity Period, (iv) a Competing Proposal is announced before the End Date and, within 12 months of the Competing Proposal being announced, the Competing Proposal results in a person or persons (other than a member of the SPAC Group) completing the Competing Proposal or otherwise obtaining control of the Company, merging or amalgamating with the Company, or acquiring (directly or indirectly) an interest in all or a substantial part of the business or assets of the Company, or (v) SPAC terminates the Scheme Implementation Deed pursuant to a breach of the Company’s obligations under the Scheme Implementation Deed that would cause a Condition (as defined in the Scheme Implementation Deed) to not be satisfied or become incapable of being satisfied or a breach of the Company’s representations and warranties given in the Scheme Implementation Deed that would cause a Condition to be not be satisfied or to become incapable of being satisfied. However, the Company will not be required to pay the Company Break Fee unless and until the Company Shareholders have passed the Company AGM Resolution.

SPAC will be required to pay the Company a fee in the amount of US$2,750,000 (the “SPAC Break Fee”) within 10 Business Days after receipt of a written demand from the Company, if (i) the Company terminates the Scheme Implementation Deed pursuant to a breach of SPAC’s obligations under the Scheme Implementation Deed that would cause a Condition to not be satisfied or become incapable of being satisfied or a breach of SPAC’s representations and warranties given in the Scheme Implementation Deed that would cause a Condition to be not be satisfied or to become incapable of being satisfied or (ii) the Court (as defined in the Scheme Implementation Deed) fails to approve the terms of the Scheme (for which the approval of the requisite Company Shareholders has been obtained) as a result of material non-compliance by SPAC, Pubco, or Merger Sub with any of their respective obligations under the Scheme Implementation Deed. However, SPAC will not be required to pay the SPAC Break Fee unless and until the Company Shareholders have passed the Company AGM Resolution.

The foregoing description of the Business Combination Agreement and the Scheme Implementation Deed do not purport to be complete and are qualified in their entirety by reference to the full text of the Business Combination Agreement and the Scheme Implementation Deed, respectively, copies of which are attached as Exhibits 2.1 and 2.2 to this Current Report on Form 8-K, respectively, and incorporated herein by reference.

Related Agreements

Sponsor Support Agreement

On October 21, 2024 and concurrently with the execution and delivery of the Business Combination Agreement and the Scheme Implementation Deed, Sponsor, the SPAC, certain shareholders of SPAC (together with the Sponsor, the “Sponsor Members”), Pubco and the Company entered into a voting and support Agreement (the “Sponsor Support Agreement”), pursuant to which, among other things, (a) each Sponsor Member has agreed to (i) refrain from transferring any of his, her or its SPAC Shares prior to the SPAC Merger Effective Time, other than in connection with certain permitted transfers described therein, (ii) vote his, her or its SPAC Shares and any additional SPAC Shares he, she or it acquires prior to the SPAC Shareholders Meeting in favor of each of the SPAC Shareholder Proposals and (iii) waive and not exercise any redemption rights with respect to his, her or its SPAC Shares, and (b) the Sponsor has agreed to (i) waive and not enforce any anti-dilution rights it may have under the SPAC’s Articles in connection with the Transactions, (ii) subject the SPAC Warrants held by it to certain vesting and forfeiture terms, and (iii) to the extent the Outstanding SPAC Transaction Expenses exceed an amount equal to US$4,500,000 (the “SPAC Transaction Expenses Cap”), prior to the SPAC Merger Effective Time, pay any such amount in excess of the SPAC Transaction Expenses Cap to SPAC in cash, by wire transfer of immediately available funds to the account designated by SPAC.

The foregoing description of the Sponsor Support Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Sponsor Support Agreement, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Sponsor Lock-Up Agreement

On October 21, 2024 and concurrently with the execution and delivery of the Business Combination Agreement and the Scheme Implementation Deed, the Sponsor Members, SPAC, Pubco and the Company entered into a lock-up agreement (the “Sponsor Lock-Up Agreement”), pursuant to which, among other things, (a) certain Pubco Ordinary Shares to be held by the Sponsor Members from and after the SPAC Merger Effective Time shall be subject to certain limitations on disposition for a period of two years following the Closing as set forth therein, subject to the expiration of such lock-up restrictions (i) on the six-month and twelve-month anniversaries of the Closing or (ii) upon the occurrence of a Change of Control (as defined in the Sponsor Lock-Up Agreement), and (b) the Sponsor has agreed to forfeit certain SPAC Shares at the SPAC Merger Effective Time.

The foregoing description of the Sponsor Lock-Up Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Sponsor Lock-Up Agreement, a copy of which is included as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Sponsor Affiliate Subscription Agreement

On October 21, 2024 and concurrently with the execution and delivery of the Business Combination Agreement and the Scheme Implementation Deed, Investcorp Cayman Holdings Limited (“Investcorp”), Pubco and the Company entered into a Subscription Agreement (the “Sponsor Affiliate Subscription Agreement”). Pursuant to the Sponsor Affiliate Subscription Agreement, Investcorp agreed to subscribe for and purchase, and Pubco agreed to issue and sell to Investcorp, substantially concurrently with the consummation of the Transactions, an aggregate of 1,250,000 Pubco Ordinary Shares at a purchase price of US$10.00 per Pubco Ordinary Share for aggregate gross proceeds of US$12,500,000.

The foregoing description of the Sponsor Affiliate Subscription Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Sponsor Affiliate Subscription Agreement, a copy of which is included as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends that are not statements of historical matters. These forward-looking statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K, and on current expectations of the respective management of the Company or the SPAC and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company or the SPAC. Potential risks and uncertainties that could cause the actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to: the outcome of any legal proceedings that may be instituted in connection with the Transactions, delays in obtaining or the inability to obtain necessary regulatory approvals or complete regulatory reviews required to complete the Transactions, the risk that the Transactions disrupts current plans and operations, the inability to recognize the anticipated benefits of the Transactions, which may be affected by, among other things, competition, the ability of the surviving company to grow and manage growth profitably with customers and suppliers and retain key employees, costs related to the Transactions, the risk that the Transactions do not close in the third quarter of the Company’s fiscal year 2025 or at all, changes in applicable laws or regulations, the possibility that the Company or the SPAC may be adversely affected by other economic, business, and/or competitive factors, economic uncertainty caused by the impacts from the conflict in Russia and Ukraine and rising levels of inflation and interest rates, the risk that the approval of the Company Shareholders of the Transactions is not obtained, the risk that the approval of the shareholders of SPAC for the Transactions is not obtained, the risk that the PIPE Investment will not be completed prior to the closing of the Transactions or at all, the risk that even if the PIPE Investment is completed, it will not be sufficient to fund the execution of the Company’s business plan, the amount of redemption requests made by the SPAC’s shareholders or the amount of funds remaining in the SPAC’s trust account after the satisfaction of such requests, the Company’s and the SPAC’s ability to satisfy the conditions to closing of the Transactions, the risks discussed in the Company’s public reports filed with the ASX, and the risks discussed in the SPAC’s public reports filed with the U.S. Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, as well as preliminary and definitive proxy statements/prospectuses that Pubco, SPAC and/or the Company intend to file with the SEC in connection with the Transactions. If any of these risks materialize or the Company’s or the SPAC’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither the Company or the SPAC presently know or that the Company or the SPAC believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s and the SPAC’s expectations, plans, or forecasts of future events and views as of the date of this Current Report on Form 8-K. The Company and the SPAC anticipate that subsequent events and developments may cause their assessments to change. The Company and the SPAC specifically disclaim any obligation to update or revise any forward-looking statements, except as required by law. These forward-looking statements should not be relied upon as representing the Company’s or the SPAC’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Important Information for Investors and Stockholders

This communication is being made in respect of the proposed transaction involving Pubco, the SPAC and the Company. In connection with the transaction, Pubco, SPAC and the Company intend to file the relevant materials with the SEC, including a proxy statement/prospectus that will form a part of the Registration Statement on Form F-4 (the “Form F-4”) to be filed by Pubco with the SEC. Promptly after Pubco’s filing of the definitive proxy statement/prospectus with the SEC, SPAC will mail the definitive proxy statement/prospectus and a proxy card to each SPAC Shareholder entitled to vote at the SPAC Shareholders Meeting. This communication is not a substitute for the Form F-4, the proxy statement/prospectus, or any other document that SPAC, the Company or Pubco may file with the SEC or ASX or send to their respective shareholders in connection with the proposed transaction. The materials to be filed by SPAC will be made available to the SPAC’s investors and stockholders at no expense to them and copies may be obtained free of charge on the SPAC’s website at www.investcorpspac.com/india. In addition, all of those materials will be available at no charge on the SEC’s website at www.sec.gov. Investors and shareholders of the SPAC are urged to read the Form F-4, the proxy statement/prospectus, and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transaction, because they contain important information about the Company, the SPAC and the proposed transaction.

No Offer or Solicitation

The SPAC and its directors, executive officers, other members of its management and employees may be deemed to be participants in the solicitation of the proxies of the SPAC’s shareholders in connection with the proposed transaction under SEC rules. Investors and shareholders may obtain more detailed information regarding the names, affiliations, and interests of the SPAC’s executive officers and directors in the solicitation by reading the SPAC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and its subsequent filings under the Exchange Act, the joint proxy statement/prospectus, and other relevant materials that will be filed with the SEC in connection with the proposed transaction when they become available. Information concerning the interests of the SPAC’s participants in the solicitation, which may, in some cases, be different than those of the SPAC’s Shareholders generally, will be set forth in the joint proxy statement/prospectus relating to the proposed transaction when it becomes available.

Item 9.01.	Financial Statements and Exhibits

Exhibit No.	Description

2.1†	Business Combination Agreement, dated as of October 21, 2024

2.2†	Scheme Implementation Deed, dated as of October 21, 2024

10.1†	Sponsor Support Agreement, dated October 21, 2024

10.2†	Sponsor Lock-Up Agreement, dated October 21, 2024

10.3	Sponsor Affiliate Subscription Agreement, dated October 21, 2024

104	Cover Page Interactive Data File (embedded within the inline XBRL Document)

†

Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). SPAC agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Investcorp AI Acquisition Corp.

Date: October 23, 2024	By:	/s/ Nikhil Kalghatgi
	Name:	Nikhil Kalghatgi
	Title:	Principal Executive Officer and Director